UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2019

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34385	26-2749336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On December 18, 2017, Invesco Mortgage Capital Inc., a Maryland corporation (the “Company”), IAS Operating Partnership LP (the “Operating Partnership”) and Invesco Advisers, Inc. (the “Manager”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with JMP Securities LLC (the “Placement Agent”) pursuant to which the Company may sell up to 17,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), from time to time through the Placement Agent (the “Offering”). A copy of the Equity Distribution Agreement is filed as Exhibit 1.1 to the Current Report on Form 8-K filed by the Company on December 19, 2017. The Shares were initially offered pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-210454), which became effective upon filing with the Securities and Exchange Commission (the “Commission”) on March 29, 2016 (the “2016 Registration Statement”). On February 27, 2019, the Company filed a new registration statement on Form S-3 (Registration No. 333-229917), which became effective upon filing with the Commission (the “Registration Statement”), to replace the expiring 2016 Registration Statement. On March 18, 2019, the Company filed a prospectus supplement pursuant to Rule 424(b)(5) related to the securities that remain unsold pursuant to the Offering. This Current Report on Form 8-K (the “Report”) is being filed to provide exhibits to be incorporated by reference into the Registration Statement.

Item 1.01	Entry into a Material Definitive Agreement.

On March 18, 2019, the Company, the Operating Partnership and the Manager entered into an amendment to the Equity Distribution Agreement (“Amendment No. 1”) to update references to the Registration Statement, update certain representations and make certain other updates to reflect changes that have occurred since the date of the original Equity Distribution Agreement.

Pursuant to General Instruction F to the Commission’s Current Report on Form 8-K, a copy of Amendment No. 1 is filed as Exhibit 1.1 to this Report, and the information in Amendment No. 1 is incorporated into this Item 1.01 by this reference.

Item 9.01.	Financial Statements and Exhibits.

The materials that are being filed as exhibits to this Report are being filed pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company is incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report, and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description

1.1	Amendment No. 1 to the Equity Distribution Agreement between the Company, the Operating Partnership, the Manager and the Placement Agent.

5.1	Legality Opinion of Alston & Bird LLP.

8.1	Tax Opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).

23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO MORTGAGE CAPITAL INC.

By:	/s/ Robert H. Rigsby
Name: Robert H. Rigsby
Title: Vice President and Secretary

Dated: March 18, 2019